Exhibit 99.1

GeneDx Reports First Quarter 2024 Financial Results and Business Highlights
Reported first quarter 2024 revenue from continuing operations1 of $61.5M with 96% year-over-year growth of exome and genome test revenue
Expanded first quarter 2024 adjusted gross margins2 from continuing operations to 61%
Narrowed first quarter 2024 adjusted net loss2 to $8.5M and delivered 71% year-over-year cash burn reduction
Raised guidance to deliver between $235M and $245M in FY 2024 revenue and reiterate path to profitability in 2025
GeneDx to host conference call today at 4:30 p.m. ET

STAMFORD, Conn., April 29, 2024 — GeneDx Holdings Corp. (Nasdaq: WGS), a leader in delivering improved health outcomes through genomic insights, today reported its financial results for the first quarter of 2024.
“Our strong first quarter results reflect our continued dedication to our three key organizational focuses: growing exome and genome revenue, increasing our average reimbursement rates while expanding access to testing, and meaningfully reducing our cash burn,” said Katherine Stueland, Chief Executive Officer of GeneDx. “Our team’s successful execution in the first quarter gives us the confidence to raise full year 2024 revenue guidance to between $235-$245 million and reiterate our expectation to reach profitability in 2025.”

First Quarter 2024 Financial Results (Unaudited)1,2
Revenues
•Revenues from continuing operations grew to $61.5 million, an increase of 51% year-over-year and 6% sequentially.
◦Total company revenues were $62.4 million.
•Exome and genome test revenue grew to $44.0 million, an increase of 96% year-over-year and 12% sequentially.
Exome and genome volume
•Exome and genome test results volume grew to 16,592, an increase of 91% year-over-year and 6% sequentially.
•Exome and genome represented 30% of all test results, up from 16% in the first quarter of 2023 and up from 27% in the fourth quarter of 2023.
Gross margin
•Adjusted gross margin from continuing operations expanded to 61%, up from 34% in the first quarter of 2023 and up from 56% in the fourth quarter of 2023.
◦Total company gross margin was 60%.
•Exome and genome adjusted gross margin operated in excess of 65%.
Operating expenses
•Adjusted total operating expenses reduced to $45.4 million, a decrease of 26% year-over-year and 6% sequentially.
◦Total GAAP operating expenses were $50.1 million.
Net loss
•Adjusted net loss narrowed to $8.5 million, an improvement of 83% year-over-year and 52% sequentially.
◦GAAP net loss was $20.2 million.

Cash burn and cash position
•Total net use of cash was $17.2 million in the first quarter of 2024, an improvement of 71% year-over-year and 48% sequentially.
•Cash, cash equivalents, marketable securities and restricted cash was $113.9 million as of March 31, 2024.
1Revenue and gross margin results from continuing operations, which we believe are representative of our ongoing business strategy exclude any revenue and cost of goods sold of the exited Legacy Sema4 diagnostic testing business for the current and all comparative periods. Total company results include GeneDx’s continuing operations and the financial impacts of exited Legacy Sema4 business activities for the current and all comparative periods.
2Adjusted gross margin, adjusted total operating expenses and adjusted net loss are non-GAAP financial measures. See appendix for a reconciliation of GAAP to Non-GAAP figures presented.

Updated GeneDx Full Year 2024 Guidance
GeneDx has updated its full year 2024 guidance. Management expects GeneDx to:
•Drive full year 2024 revenues between $235 and $245 million (previous guidance was $220 to $230 million);
•Expand full year 2024 adjusted gross margin profile to at least 60% (previous guidance was at least 50%);
•Use $70 to $80 million of net cash for full year 2024 (previous guidance was $75 to $80 million);
•Turn profitable in 2025 (no change).

First Quarter 2024 Business Highlights
Driving sustainable growth and market leadership
•Reached new milestone of sequencing 600k clinical exomes and genomes since inception, with over half sequenced since July 2021 and 100k sequenced since the fall. This continued acceleration of exome and genome sequencing and interpretation further solidifies GeneDx’s industry leadership, enhances the robustness of its proprietary dataset, and enables more definitive diagnoses for more patients.
•Presented new data at the American College of Medical Genetics and Genomics Annual Meeting further demonstrating the clinical superiority of exome compared to chromosomal microarray (“CMA”), supporting our efforts to eliminate the need for CMA to be ordered when exome is ordered first.
•State Medicaid programs continue to expand coverage of rapid genetic testing in the neonatal intensive care unit (“NICU”), bringing total states covering rapid whole genome in the acute care setting to 11, including new coverage announced in:
◦Georgia (January 2024)
◦South Dakota (March 2024)
•New York added outpatient whole exome sequencing (“WES”) coverage to their Medicaid plan, effective April 1, 2024, bringing total states covering WES to 28.
•Grew biopharma partner programs to 21, predominantly with biotech companies who are relying on us to find patients with a specific variant for clinical trial purposes.
•Launched a strategic partnership with Komodo Health, a premier healthcare technology company for the pharmaceutical industry, enabling improved access to genetic insights that can help inform drug pipelines and accelerate clinical trial enrollment for biopharma partners.

Webcast and Conference Call Details
GeneDx will host a conference call today, April 29, 2024, at 4:30 p.m. Eastern Time. Investors interested in listening to the conference call are required to register online. A live and archived webcast of the event will be available on the “Events” section of the GeneDx investor relations website at https://ir.genedx.com/.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding our future performance and our market opportunity, including our expected full year 2024 reported revenue guidance, our expectations regarding our adjusted gross margin profile in 2024, our use of net cash in 2024 and our turning profitable in 2025. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, (iv) our ability to pursue our new strategic direction, and (vi) our ability to enhance our artificial intelligence tools that we use in our clinical interpretation platform. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2024 and other documents filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.
About GeneDx
At GeneDx (Nasdaq: WGS), we believe that everyone deserves personalized, targeted medical care—and that it all begins with a genetic diagnosis. Fueled by one of the world’s largest rare disease data sets, our industry-leading exome and genome tests translate complex genomic data into clinical answers that unlock personalized health plans, accelerate drug discovery, and improve health system efficiencies. It all starts with a single test. For more information, please visit genedx.com and connect with us on LinkedIn, X, Facebook, and Instagram.

Investor Relations Contact:
Investors@GeneDx.com
Media Contact:
Press@GeneDx.com

Volume and revenue in the table below include the combination of the Legacy GeneDx diagnostic business with the data and information business of Legacy Sema4.
Volume & Revenue

	1Q24	4Q23	3Q23	2Q23	1Q23
Volumes
Whole exome, whole genome	16,592	15,663	13,216	11,855	8,705
Hereditary cancer	6,868	8,240	8,556	7,142	7,120
Other panels	31,763	33,692	35,861	35,931	36,953
Total	55,223	57,595	57,633	54,928	52,778

Revenue ($ millions)
Whole exome, whole genome	$44.0	$39.2	$34.0	$28.7	$22.4
Hereditary cancer	5.5	5.5	4.5	3.8	4.3
Other panels	10.7	11.2	10.6	10.6	12.7
Data information	1.3	2.2	1.3	2.1	1.3
Total	$61.5	$58.1	$50.4	$45.2	$40.7
Unaudited Select Financial Information (in thousands)

	Three months ended March 31, 2024			Three months ended December 31, 2023
	GeneDx	Legacy Sema4	Total	GeneDx	Legacy Sema4	Total
Revenue	$61,461	$961	$62,422	$58,107	$(689)	$57,418
Adjusted cost of services	24,099	—	24,099	25,626	—	25,626
Adjusted gross profit (loss)	$37,362	$961	$38,323	$32,481	$(689)	$31,792
Adjusted gross margin %	60.8%	(100.0)%	61.4%	55.9%	100.0%	55.4%

	Three months ended March 31, 2023
	GeneDx	Legacy Sema4	Total
Revenue	$40,693	$2,446	$43,139
Adjusted cost of services	26,826	2,080	28,906
Adjusted gross profit (loss)	$13,867	$366	$14,233
Adjusted gross margin %	34.1%	15.0%	33.0%

	Three months ended March 31, 2024
	Reported	Depreciation and amortization	Stock-based compensation expense	Restructuring costs	Change in FV of financial liabilities	Charges related to business exit	Other	Adjusted
Diagnostic test revenue	$61,104	$—	$—	$—	$—	$—	$—	$61,104
Other revenue	1,318	—	—	—	—	—	—	1,318
Total revenue	62,422	—	—	—	—	—	—	62,422
Cost of services	25,011	(816)	(48)	(48)	—	—	—	24,099
Gross profit (loss)	37,411	816	48	48	—	—	—	38,323
Gross margin	59.9%							61.4%
Research and development	11,567	(196)	187	(103)	—	—	—	11,455
Selling and marketing	16,085	(1,225)	20	(400)	—	—	—	14,480
General and administrative	22,445	(3,011)	292	(292)	—	—	—	19,434
Impairment loss	—	—	—	—	—	—	—	—
Other, net	974	—	—	—	—	—	—	974
Loss from operations	(13,660)	5,248	(451)	843	—	—	—	(8,020)
Interest income (expense), net	(597)	—	—	—	—	—	—	(597)
Other income (expense), net	(6,064)	—	—	—	6,101	—	—	37
Income tax benefit	82	—	—	—	—	—	—	82
Net loss	$(20,239)	$5,248	$(451)	$843	$6,101	$—	$—	$(8,498)

	Three months ended March 31, 2023
	Reported	Depreciation and amortization	Stock-based compensation expense	Restructuring costs	Change in FV of financial liabilities	Charges related to business exit	Other	Adjusted
Diagnostic test revenue	$41,850	$—	$—	$—	$—	$—		$41,850
Other revenue	1,289	—	—	—	—	—	—	1,289
Total revenue	43,139	—	—	—	—	—	—	43,139
Cost of services	27,903	(589)	1,666	(74)	—	—	—	28,906
Gross profit (loss)	15,236	589	(1,666)	74	—	—	—	14,233
Gross margin	35.3%							33.0%
Research and development	14,592	(852)	(943)	(91)	—	—	—	12,706
Selling and marketing	13,452	(1,227)	(63)	(142)	—	—	—	12,020
General and administrative	43,689	(5,968)	(708)	(395)	—	—	—	36,618
Impairment loss	2,120	—	—	—	—	(2,120)	—	—
Other, net	1,747	—	—	—	—	—	—	1,747
Loss from operations	(60,364)	8,636	48	702	—	2,120	—	(48,858)
Interest income (expense), net	(35)	—	—	—	—	—	—	(35)
Other income (expense), net	(737)	—	—	—	3,453	—	(2,750)	(34)
Income tax benefit	147	—	—	—	—	—	—	147
Net loss	$(60,989)	$8,636	$48	$702	$3,453	$2,120	$(2,750)	$(48,780)

	Three months ended December 31, 2023
	Reported	Depreciation and amortization	Stock-based compensation expense	Restructuring costs	Change in FV of financial liabilities	Charges related to business exit	Other	Adjusted
Diagnostic test revenue	$55,214	$—	$—	$—	$—	$—	$—	$55,214
Other revenue	2,204	—	—	—	—	—	—	2,204
Total revenue	57,418	—	—	—	—	—	—	57,418
Cost of services	26,664	(915)	(123)	—	—	—	—	25,626
Gross profit (loss)	30,754	915	123	—	—	—	—	31,792
Gross margin	53.6%							55.4%
Research and development	12,248	(919)	2,320	(1,300)	—	—	—	12,349
Selling and marketing	15,559	(1,225)	1,071	(487)	—	—	—	14,918
General and administrative	26,626	(3,035)	(2,356)	(197)	—	—	—	21,038
Impairment loss	—	—	—	—	—	—	—	—
Other, net	1,964	—	—	—	—	(1,277)	—	687
Loss from operations	(25,643)	6,094	(912)	1,984	—	1,277	—	(17,200)
Interest income (expense), net	(978)	—	—	—	—	—	—	(978)
Other income (expense), net	437	—	—	—	(485)	—	48	—
Income tax benefit	411	—	—	—	—	—	—	411
Net loss	$(25,773)	$6,094	$(912)	$1,984	$(485)	$1,277	$48	$(17,767)

GeneDx Holdings Corp.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	March 31, 2024 (Unaudited)	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$83,673	$99,681
Marketable securities	29,239	30,467
Accounts receivable	28,151	32,371
Due from related parties	772	445
Inventory, net	11,615	8,777
Prepaid expenses and other current assets	9,974	10,598
Total current assets	163,424	182,339
Operating lease right-of-use assets	26,304	26,900
Property and equipment, net	31,301	32,479
Intangible assets, net	169,119	172,625
Other assets (1)	4,380	4,413
Total assets	$394,528	$418,756
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and accrued expenses	$32,410	$37,456
Due to related parties	1,041	1,379
Short-term lease liabilities	4,043	3,647
Other current liabilities	13,240	16,336
Total current liabilities	50,734	58,818
Long-term debt, net of current portion	52,293	52,688
Long-term lease liabilities	62,030	62,938
Other liabilities	20,836	14,735
Deferred taxes	1,418	1,560
Total liabilities	187,311	190,739
Stockholders’ Equity:
Preferred stock	—	—
Class A common stock	2	2
Additional paid-in capital	1,527,351	1,527,778
Accumulated deficit	(1,320,427)	(1,300,188)
Accumulated other comprehensive income	291	425
Total stockholders’ equity	207,217	228,017
Total liabilities and stockholders’ equity	$394,528	$418,756
(1)Other assets includes $987 thousand of restricted cash as of both March 31, 2024 and December 31, 2023.

GeneDx Holdings Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2024	2023
Revenue
Diagnostic test revenue	$61,104	$41,850
Other revenue	1,318	1,289
Total revenue	62,422	43,139
Cost of services	25,011	27,903
Gross profit	37,411	15,236
Research and development	11,567	14,592
Selling and marketing	16,085	13,452
General and administrative	22,445	43,689
Impairment loss	—	2,120
Other operating expenses, net	974	1,747
Loss from operations	(13,660)	(60,364)

Non-operating income (expenses), net
Change in fair value of warrants and earn-out contingent liabilities	(6,101)	(3,453)
Interest expense, net	(597)	(35)
Other income, net	37	2,716
Total non-operating loss, net	(6,661)	(772)
Loss before income taxes	$(20,321)	$(61,136)
Income tax benefit	82	147
Net loss	$(20,239)	$(60,989)

Weighted average shares outstanding of Class A common stock	26,062,170	20,061,945
Basic and diluted net loss per share, Class A common stock	$(0.78)	$(3.04)

GeneDx Holdings Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three months ended March 31,
	2024	2023
Operating activities
Net loss	$(20,239)	$(60,989)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	5,248	8,636
Stock-based compensation expense	(451)	48
Change in fair value of warrants and contingent liabilities	6,101	3,453
Deferred tax benefit	(82)	(147)
Provision for excess and obsolete inventory	40	—
Change in third party payor reserves	(193)	(1,070)
Gain on debt forgiveness	—	(2,750)
Impairment loss	—	2,120
Other	846	274
Change in operating assets and liabilities:
Accounts receivable	4,220	9,723
Inventory	(2,877)	1,331
Accounts payable and accrued expenses	(4,733)	(13,400)
Other assets and liabilities	(4,293)	(2,789)
Net cash used in operating activities	(16,413)	(55,560)
Investing activities
Purchases of property and equipment	(443)	—
Purchases of marketable securities	(5,167)	—
Proceeds from sales of marketable securities	598	—
Proceeds from maturities of marketable securities	5,855	—
Development of internal-use software assets	—	(462)
Net cash provided by (used in) investing activities	843	(462)
Financing activities
Proceeds from offerings, net of issuance costs	—	135,439
Exercise of stock options	24	266
Long-term debt principal payments	—	(2,000)
Finance lease payoff and principal payments	(462)	(1,047)
Net cash (used in) provided by financing activities	(438)	132,658
Net (decrease) increase in cash, cash equivalents and restricted cash	(16,008)	76,636
Cash, cash equivalents and restricted cash, at beginning of period	100,668	138,303
Cash, cash equivalents and restricted cash, at end of period (1)	$84,660	$214,939

Supplemental disclosures of cash flow information
Cash paid for interest	$2,019	$583
Cash paid for taxes	$300	$104
Purchases of property and equipment in accounts payable and accrued expenses	$36	$1,073
Software development costs in accounts payable and accrued expenses	$—	$157
(1)Cash, cash equivalents and restricted cash at March 31, 2024 excludes marketable securities of $29.2 million.